ASSIGNMENT, ASSUMPTION & CONSENT AGREEMENT
OF
ZINC CONCENTRATE DELIVERIES

THIS ASSIGNMENT, ASSUMPTION & CONSENT AGREEMENT (this "Assignment Agreement") made July 28th, 2023 (the "Effective Date").

AMONG:

Dowa Metals & Mining Co., Ltd.
14-1, Sotokanda, 4-Chome
Chiyoda-ku, Tokyo 101-0021
JAPAN

("Dowa")

AND:
Operaciones San Jose de Plata S. DE R.L. DE C.V.
Av. Valle Escondido #5500 Int. 404 Edificio 2, 4to Piso. Complejo Industrial "El Saucito" C.P.: 31125 Chihuahua, Chihuahua
("Assignor")

AND:

Ocean Partners USA, Inc.
43 Danbury Road
Wilton, CT, USA
06897
("Assignee")

WITNESSES THAT WHEREAS:

A. Dowa and the Assignor entered into a Zinc Offtake Agreement dated June 27th, 2019 (the "Agreement");

B. The Assignor has requested that Dowa consents to the assignment of deliveries under the Agreement to the Assignee, namely contractual deliveries representing the 28th July 2023 to 31st July 2025 deliveries estimated to be approximately [redacted] wet metric tonnes +/- 20% (the "Assigned Deliveries");

C. As of the Effective Date, the Assignee has agreed to be bound by and to comply with the terms of the Agreement in respect of the Assigned Deliveries.

NOW THEREFORE in consideration of the following mutual promises hereunder and other good and valuable consideration (the receipt and sufficiency of which each party acknowledges), the parties covenant and agree as follows:

1. The Assignor hereby transfers and assigns its rights and obligations under the Agreement and only related to the Assigned Deliveries, solely to the Assignee (the "Assignment").

2. The Assignee hereby agrees to accept the Assignment from the Assignor and agrees to be bound by and comply with all the terms and conditions contained in the Agreement related to the Assigned Deliveries. The Assignee further confirms that, by signing this Assignment Agreement, the Assignee assumes full liability and responsibility for the obligations related to the Assigned Deliveries, pursuant to the Agreement as of the

Effective Date, including the obligation to sell all of the Concentrates to Dowa and the timing of the passage of little to the Concentrates to Dowa, as provided for the Agreement.

3. Dowa hereby consents to the Assignment of the Assigned Delivery, by the Assignor to the Assignee subject to the terms and conditions of this Assignment Agreement.

4. The parties agree that as of the Effective Date, the Assignee shall be entitled to hold and enforce all of the rights and shall be required to perform all of the obligations related to the Assigned Deliveries as if the Assignee had been originally named as the buyer of the Assigned Deliveries under the Agreement.

5. All other terms and conditions of the Agreement shall remain in full force and effect in accordance with their terms.

6. This Assignment Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York, USA.

7. Any notices, demands and requests which may or are required to be given under this agreement related to the Assigned Deliveries will be in writing and will be sufficiently given if delivered personally or by facsimile to the respective addresses set out below, or any other addresses as the parties may from time to time advise by notice in writing. The date of receipt of any notice, demand or request will be deemed to be the actual date of delivery of the notice, demand or request.

To Dowa:	Dowa Metals & Mining Co., Ltd 14-1, Sotokanda, 4-Chome Chiyoda-ku, Tokyo 101-0021 JAPAN [redacted]
To Ocean Partners:	Ocean Partners USA, Inc. 43 Danbury Road Wilton, CT, USA, 06897 Telephone No.: +1 203 834 4444 Fax No.: +1 203 834 4440
To OSJ:	Operaciones San Jose de Plata S. DE R.L. DE C.V. Av. Valle Escondido #5500 Int. 404 Edificio 2, 4to Piso. Complejo Industrial "El Saucito" C.P.: 31125 Chihuahua, Chihuahua [redacted] With copies to:

8. This Assignment Agreement may be executed and delivered in separate counterparts and delivered by any party to the other parties by facsimile or electronic copy, each of which when so executed and delivered shall be deemed an original and all such counterparts shall together constitute one and the same agreement.

IN WITNESS WHEREOF this Assignment Agreement has been executed by the parties hereto as of the Effective Date.

Dowa Metals & Mining Co., Ltd.
by its authorized signatory:

Per:_[redacted]

Operaciones San Jose de Plata S. DE R.L. DE C.V..,
by its authorized signatory:

Per:_[redacted]

Ocean Partners USA, Inc., by its authorized signatory:

[redacted]

Per: Brent Omland (Sep 14, 2023 17:06 EDT)

[redacted]

Director

[redacted]

[redacted]

(Revised) 4 .- Assignment Agreement - OSJ - DOWA - OPUS 2023 (002)_0914_DOWA signed

Final Audit Report 2023-09-14

Created:	2023-09-14
By:	Andrea Miranda (Andrea.Miranda@nexxtrade.com)
Status:	Signed
Transaction ID:	CBJCHBCAABAAuSJAG2ZUVASnse0ZOHOJ1HP6pYgoZp5h

"(Revised) 4 .- Assignment Agreement - OSJ - DOWA - OPUS 2023 (002)_0914_DOWA signed" History

Document created by Andrea Miranda (Andrea.Miranda@nexxtrade.com)
2023-09-14 - 8:58:22 PM GMT- IP address: 189.206.34.26

Document emailed to brent.omland@oceanpartners.com for signature
2023-09-14 - 8:59:37 PM GMT

Email viewed by brent.omland@oceanpartners.com
2023-09-14 - 9:06:01 PM GMT- IP address: 148.75.170.131

Signer brent.omland@oceanpartners.com entered name at signing as Brent Omland
2023-09-14 - 9:06:45 PM GMT- IP address: 148.75.170.131

Document e-signed by Brent Omland (brent.omland@oceanpartners.com)
Signature Date: 2023-09-14 - 9:06:47 PM GMT - Time Source: server- IP address: 148.75.170.131

Document emailed to Al Paterson (al@oceanpartners.com) for signature
2023-09-14 - 9:06:48 PM GMT

Email viewed by Al Paterson (al@oceanpartners.com)
2023-09-14 - 9:18:50 PM GMT- IP address: 212.210.114.214

Document e-signed by Al Paterson (al@oceanpartners.com)
Signature Date: 2023-09-14 - 9:19:08 PM GMT - Time Source: server- IP address: 212.210.114.214

Agreement completed.
2023-09-14 - 9:19:08 PM GMT